Appendix VI: Key Regulatory Issues and Concessions and Licenses Held by the Telefonica Group	12 Months Ended
Dec. 31, 2018
Disclosure of detailed information about service concession arrangements [abstract]
Appendix VI: Key Regulatory Issues and Concessions and Licenses Held by the Telefonica Group
Appendix VI: Key regulatory issues and concessions and licenses held by the Telefónica Group
Regulations

As a digital telecommunications operator, the Telefónica Group is subject to sector-specific telecommunications regulations, general competition law and a variety of other regulations, including privacy and security, which can have a direct and material effect on the Group’s business areas. The extent to which regulations apply to the Telefónica Group depends largely on the nature of its activities in a particular country, with traditional fixed telephony services and fixed broadband usually subject to stricter regulations.
In order to provide services and operate its networks and to use spectrum, the Telefónica Group must obtain general authorizations, concessions and/or licenses from the pertinent authorities in each country in which the Group operates (hereinafter referred to as national regulatory authorities or NRAs). The Group is also required to obtain radio frequency licenses for its mobile operations.
This section describes the legislative framework and the recent legislative key developments in the most relevant countries and regions in which the Group has significant interests. Many of the legislative changes and the adoption of regulatory measures by sector-specific regulators which are described in this section are in the process of being adopted and, therefore, have not yet concluded.
Electronic Communication Regulation in the European Union
By Directive (EU) 2018/1972, of December 11, 2018, the European Code of Electronic Communications (EECC in its acronym in English) was approved by the European Parliament and the Council. The Member States have a period of 2 years (until December 21, 2020) to transpose said Directive into their national legislation.
The Code includes measures to stimulate investment on very high capacity network (VHCN), modernization of the provisions of the Universal Service and certain changes in the regulation of services with the aim of balancing the supply conditions (Level Playing Field) between telecom operators and OTTs. In addition, some improvements are included for the coordination of spectrum management processes throughout the EU as well as a harmonization of licenses duration up to 20 years. In relation to the establishment of an upper limit at European level for both fixed and mobile termination rates (FTRs/MTRs), it is worth mentioning that their drop in recent years has been so important that future decreases are estimated to have a much modest impact on incomes that they had in the past.
In general, different provisions included in the new Code are so extensive and complex that its final impact will highly depend on the interpretation that National Regulatory Authorities made in each Member State. The EECC will continue to oblige National Regulatory Authorities to analyze telecommunications markets and determine whether any operators dominate the market. Such operators will continue to be designated as having significant market power (SMP) and face additional obligations in that territory. In the case of fiber networks, such SMP obligations could be relaxed if co-investment agreements bear fruit among other network operators.
In parallel to the Code, the Body of European Regulators of Electronic Communications (BEREC) approved its new Regulation (EU) 2018/1971 that among other provisions, it includes the regulation of Intra-EU calls. It should be noted that this legislative act modifies the Regulation (EU) 2015/2120, by introducing a maximum price of 19c€/min of communications within the European Union (“intra-community communications”) and a limit of 6 c€ per SMS, which will entry into force next May 15, 2019.
Telecom Single Market
EU Regulation 2015/2120 of the EP and of the Council of November 25, 2015, lays down measures basically concerning open Internet access (Net Neutrality) and roaming on public mobile communications networks within the Union.

•
Roaming: Since June 15, 2017, operators have not been allowed to charge roaming users within the EU additional fees to their domestic prices for roaming calls, SMS and data services. However, in some circumstances, operators may still apply consumption limits and additional surcharge under a "fair use policy" or additional surcharges under the sustainability exemption. On June 9, 2017, an agreement between the Parliament and the Council approving maximum wholesale caps was published. These caps are effective from June 15, 2017 for roaming services with the following currents limits that remain in force until June 30, 2022: i) 0.01€/SMS; ii) 0.032€/minute; iii) data service glide path: 4.5€/GB (2019); 3.5€/GB (2020); 3€/GB (2021) and 2.5€/GB (2022).

•
Net Neutrality: Under the principle of network neutrality applicable to Internet access services area, network operators are not permitted to establish technical or commercial restrictions regarding the terminals that can be connected or the services, or applications and contents that can be accessed or distributed through the Internet by the end user. It also refers to the non-discriminatory behavior (e.g. non-anticompetitive) to be adopted by operators regarding the different types of Internet traffic circulating through their networks.

Digital Single Market
Among the most relevant regulatory initiatives we can find the following:

•	Package of measures to boost the Connectivity in the Single Digital Market - towards the European Gigabit Society.

•
Network and Information Security: According to Directive 2016/1148 of the EP and of the Council, the providers of essential facilities are obliged to take appropriate security measures and report incidents to the national authorities.

•	Content Package:

•
On November 28, 2018, the new audiovisual Directive (AVMS) has been published in the Official Journal of the European Union. The text came into force on December 19, and must be transposed into national law in the EU member States within 21 months (by September 19, 2020). Among the main novelties, it includes greater protection of children, limits on advertising and boost to European production. Rules will apply to television channel and also to video-on-demand platforms and distribution of videos, as well as to live broadcasts on these platforms. In particular video sharing platforms will be obliged to reserve at least 30% of European production in their video catalogs on demand. In addition, Member States may impose financing obligations to providers of VOD services established in another Member State but offering services in their countries.

•
Regulation (EU) 2017/1128 on cross-border portability of online content services is directly applicable in all Member States from April 1, 2018. This Regulation seeks to ensure that subscribers to online content services provided in their Member States of residence are able to access these services and use them when they are temporarily in other Member State which is not their Member State of residence.

•
The Geo-Blocking Regulation tries to limit geographically-based restrictions which undermine online shopping and cross-border sales. The Regulation was published in February 2018, being applicable from December 2018 and being reviewed in two years by the CE with the aim of assess any possible inclusion of copyright protected material within its scope of application. The final text has reached an agreement on some of the controversial points; in particular, copyright protected audiovisual content ended up being left out of the scope of the Regulation. This outcome is a positive result for rights holders and for pay TV services industries.

•
Copyright Package: The EC presented a legislative package proposal in September 2016, regarding on the one hand, the proposed revision of the Cable and Satellite Regulation, and on the other, the revision of the Copyright Directive.

◦
Regarding the legislative processing of the proposal on the Cable and Satellite Directive, on December 13, 2018, the European Parliament and the Council reached an interim agreement on the future regulation. The Council has published its final compromise text on January 15, 2019. Member States must incorporate the Directive into their national legislation within two years of its entry into force. The Directive will provide users of any Member State a greater variety of choice of TV programs and radio online originated in any EU country by facilitating licensing of material protected by Copyright rights included in these programs. Among the main measures, the Directive proposes: i) to promote cross-border provision of ancillary online services to broadcast (simulcasting and catch up) applying the principle of country of origin on remuneration rights, and, ii) to facilitate retransmission rights through other technologies apart from cable and satellite, such as IPTV, mobile and Internet (always in a controllable environment) of TV and radio generated in other Member States applying the compulsory collective management regime.

◦
On February 13, an agreement between the Parliament and the Council has been reached as regards the Copyright Directive proposal. The main issues addressed therein are a further capacity of choice and access to online content and cross-border access. The proposal extends the scope of application of some exceptions and limitations in the fields of education, text and data mining for scientific research, cultural heritage and to improve a sustainable and a better balanced contractual relationship between authors and industries. Among other measures proposed, platforms would not automatically be legally responsible for hosting content for which they have not obtained a license. The value Gap article is much more focused on making sure that platforms are legally required to prevent unauthorized content from appearing online. It seems, cloud providers and internet access providers are expressly excluded from this obligation.

Data Protection
In relation with Data Protection & Privacy, the new General Data Protection Regulation (GDPR) of April 27, 2016, directly applicable in all member States in Europe from May 25, 2018, introduces administrative fines of up to 4% of an undertaking’s annual global turnover for breaching the new data protection rules. Member States, among them Spain, Germany and United Kingdom have adopted implementing measures of this Regulation.
In Spain, on December 5, 2018 the Personal Data Protection and Digital Rights Act was approved. This Act implements GDPR in Spain, addressing several particularities concerning data blocking for judicial purposes or specific matters on databases for advertising purposes or data relating to deceased people. Equally, it implements procedural mechanisms within the framework of legal investigations concerning potential infringements of the GDPR.

On January 10, 2017, the EC put forward its proposal for a Regulation on ePrivacy, which will replace the current Directive 2002/58/EC on privacy in the electronic communications sector and will complement the GDPR. The EC proposal also introduces administrative fines of up to 4% of an undertaking’s annual global turnover for breaching new regulation. In this area, a strict data protection and privacy regulation may result in limitations on the ability to offer innovative digital services. The future e-Privacy Regulation is not expected to be adopted before the end of 2019.
On the other hand, the Privacy Shield, approved by the EC on July 12, 2016 to lay out the framework for the international transfer of personal data from the EU to the US, was challenged before the EU's General Court by civil-society groups. One of the appeals was not admitted and the admission of a second appeal is still pending. The results of the second annual revision of the Privacy Shield by the Commission were published on December 19, 2018. The report concludes that the United States continues to guarantee an adequate level of protection of transferred personal data under the Privacy Shield and that the measures adopted by US authorities to implement the recommendations made by the Commission in 2017 report have improved the functioning of the framework.
Radio spectrum policy

On December 14, 2016, the three European institutions reached an agreement on how to coordinate the use of the 700 MHz band facilitating the introduction of 5G as of 2020. The 700 MHz band should be assigned to mobile operators and made available for wireless broadband use by June 30, 2020, at the latest, in all EU Member states. Duly justified exceptions on grounds defined in Decision 2017/899/CE are allowed until June 30, 2022.
EU competition law
European competition provisions have the force of law in Member States and, therefore, are applicable to our operations in those States.
The Treaty on the Functioning of the European Union (TFEU) prohibits “concerted practices” and any agreement between companies that may affect trade between Member States and that restricts or has the objective of restricting competition in domestic market. The Treaty also prohibits any abuse of dominant position within the European Union or any considerable part thereof that may affect trade between Member States.
The Community Merger Regulation requires that all mergers, acquisitions and joint ventures involving companies that meet certain volume thresholds are subject to review by the European Commission rather than the national competition authorities. In accordance with the amended Community Merger Regulation, market concentrations that significantly impede effective competition in the market will be prohibited. The European Commission has the authority to apply the EU framework for the defense of the competition.
There are similar competition rules in the legislation of each Member State. Those responsible for ensuring compliance are the national competition authorities. All European countries in which Group Telefónica operates and to which we refer below are Member States of the European Union.
Spain
General regulatory framework
The legal framework for the regulation of the telecommunications sector in Spain is governed by the General Telecommunications Law (9/2014) of May 9. The main modifications of this Law compared to the previous one were the reduction of administrative burdens to boost networks deployments, as well as the adoption of complementary measures for boosting investment in telecommunications sector.
The Market and Competition National Commission, or CNMC, created by the Law 3/2013, assumed in 2013 its role as telecommunications and audiovisual service regulator in Spain. This organism is also the competition authority in Spain and the national regulatory authority for transport, postal services and energy.
The main licenses and concessions held by Telefonica in Spain are listed at the end of this Appendix VI under the title “Main concessions and licenses held by the Telefónica Group”.
Market analysis
The obligations imposed by the national regulator in the most relevant markets in which Telefónica is deemed to have Significant Market Power (SMP) are detailed below.
Fixed markets
Wholesale fixed access and call origination market
On January 17, 2017, the CNMC approved the definition and the analysis of the market for access and call origination on fixed networks. Considering that Telefónica has SMP, the CNMC imposed specific obligations to Telefónica regarding the provision of origination services, preselection and wholesale access service to the telephone line on a cost-oriented production, and regarding the implementation of an accounting system. Telefónica was imposed, among others, the obligation of no discrimination, transparency and separation of accounts.
Fixed call termination market on individual networks
In October 2014, the CNMC carried out a market analysis in terminated fixed networks, and concluded that every single provider, including Telefónica de España, are dominants in terminating fixed networks and, as a consequence, are obliged to provide the terminating service applying cost-orientation and non-discrimination obligations to the rest of operators, according to a purely incremental costs model. In fixed call termination market on IP networks, Telefónica de España is required to submit an “Interconnection Reference Offer” (IRO).
In December 2018, the CNMC has submitted to public consultation a new market analysis in fixed networks call termination, reaching the same conclusions as in the previous analysis, maintaining the regime of obligations for all operators. Relevant developments are the updating of terminating prices for the period 2019-2021, as well as the possibility of charging a surcharge for traffic originated outside the EU under the principle of reciprocity. The proposed prices are as follows: from the date the decision becomes effective until December 31, 2019 at €0.0640 per minute; from January 1, 2020 until December 31, 2020 at €0.0591 per minute and from January 1, 2021 at €0.0542 per minute.
Mobile market
Mobile network call termination
In January 2018, the CNMC adopted the final decision setting the rate of MTR for mobile operators at 0.0067 €/min during the year 2019.
Wholesale (physical) to network infrastructure access and wholesale broadband access
In February 2016, the CNMC adopted a Resolution which established the elimination of the 30 Mbps limit and the incorporation of geographical segmentation to the regulation for the residential customers, so that Telefónica is not obliged to offer wholesale broadband services access (bitstream) in the most competitive areas (66 cities). In this sense, Telefónica de España is only obliged to offer its wholesale broadband access services (bitstream) for residential segment in non-competitive areas. The price of fiber wholesale access services is calculated under a model of economic replicability of Telefónica's retail offerings in the residential and business segments. The price of access services to the copper network is cost oriented. For the business segment, the Resolution requires Telefónica de España to offer its wholesale broadband access services both on the copper and fiber network, throughout the national territory. It is anticipated that this Resolution will last for at least four years. Its implementation is expected to result in a moderate increase of the current regulatory obligations of Telefónica in Spain, due to the mandatory granting of access to other operators to its fiber network, and due to certain aspects relating specifically to the business segment (high quality bitstream service for business customers with national coverage). This Resolution has been appealed by Telefónica de España.
On January 18, 2017, the CNMC adopted a Resolution which approved the reference offer of the new wholesale unbundled virtual access service to Telefónica's new broadband Ethernet service (local NEBA). NEBA services are expected to allow alternative operators more flexibility to structure their retail offers over Telefónica's fiber network. In March 2018, the CNMC approved the methodology to be used to assess the maximum wholesale access price which Telefónica could charge to other operators for accessing the optical fiber network in regulated areas (NEBA Local and NEBA services), set at 17.57 €/month. This price will be updated twice a year in order to assess whether Telefonica's retail offers (broadband flagship products) are economically replicable with such price.
In July 2018, the CNMC approved the methodology to analyze whether Telefónica’s business offers can be replicated by other operators.
Those Resolutions has been appealed by Telefónica de España.
Universal service obligations
Telefónica de España has been designated the operator responsible for the provision of the connection to the public electronic communications network for a three-year maximum period (January 1, 2017 - December 31, 2019), with the possibility of establishing broadband data connection with a descending speed no less than 1 Mbit per second, and the provision of the public telephone service available from a fixed location.
On December 28, 2018, the Government approved by Royal Decree 1517/2018, the modification of the regulatory framework applicable to Universal Service, eliminating the obligation to provide telephone directories that was assigned to Telefónica de España, S.A.U. from January 1, 2017, but maintaining its designation as operator in charge for the provision of a sufficient supply of public payphones until December 31, 2019.
Spectrum
In July 2018, Telefónica Móviles España acquired a total of 50 MHz (10 blocks of 5MHz) in 3.6-3.8 GHz band in the bidding process called by the Ministry of Economic and Business. And, in August 2018, the Ministry of Economy and Business approved the transfer of 10 MHz in 2.6 GHz band from Aire Networks to Telefónica, as well as the subsequent assignment to the first of the same amount of spectrum in the Autonomous Community of Madrid and the Autonomous City of Melilla.
Contribution to RTVE funding
In August 2009, the Radio and Television Corporation Finance Law (Ley de Financiación de la Corporación de Radio y Television Española) was approved establishing that: (i) telecommunication operators which operate nationwide or at least in more than one region, have to pay a fixed annual contribution of 0.9% of the invoiced operating income of the year (excluding the revenues of the wholesale reference market); and (ii) the concessionaire companies and providers of TV services which operate nationwide or at least in more than one region have to pay an annual fixed contribution to the RTVE funding as follows: (a) 3% on the gross revenue of the year for open concessionaire companies or TV services providers; and (b) 1.5% on the gross revenue of the year for concessionaire companies to provide Pay TV services.
Contributions made to the funding of RTVE were appealed by Telefónica España and Telefónica Móviles España. The proceedings are currently on hold waiting for the ruling on (i) a prejudicial question submitted by the National High Court to the Court of Justice of the European Union; and (ii) also on an unconstitutionality question submitted to the Spanish Constitutional Court regarding compliance of the underlying law with the European legislation and the Spanish Constitution.
Acquisition of Distribuidor Oficial de Televisión, S.A. (DTS)
The Resolution of the CNMC of April 22, 2015 authorized the acquisition of the exclusive control of DTS (Distribuidor Oficial de Televisión, S.A.) by Telefónica de Contenidos, S.A.U. As a result of such authorization, the new entity assumed a set of commitments for a five-year period, which briefly are: i) the obligation to make available a wholesale offer of channels with premium content, that allows the replicability of Telefónica retail Pay TV offer; ii) the prohibition of including a period of permanence clause in contracts for Pay TV packages; iii) the prohibition of attract DTS customers for a period of two months; iv) the obligation to keep at least three international routes uncongested with three Internet Connectivity Providers; and v) the prohibition of formalizing exclusive contracts exceeding three years with content providers.
Germany
General regulatory framework
The European Union legislative framework was implemented in Germany at the end of June 2004, by the approval of Telecommunications Act (Telekommunikationsgesetz). Following the adaptation of the 2009 EU Telecom Package, the Telecommunications Act has been repeatedly amended over the last years. The national regulatory authority responsible for regulation of electronic communication networks and services is the Bundesnetzagentur, or BNetzA.
The main licenses and concessions held by Telefónica in Germany are listed at the end of this Appendix VI under the title “Main concessions and licenses held by the Telefónica Group”.
Spectrum
In Germany, on May 14, 2018 the Regulatory Agency for Electricity, Gas, Telecommunications, Post and Railway ("BNetzA") published Decisions I and II on the method to award frequencies nationwide, in the 2GHz band and a large part of the 3.6 GHz band. In addition, under the same decisions, BNetzA allocated 100 MHz in the 3.6 GHz band and also frequencies in the 26 GHz band, both for local/regional assignments upon application.
Subsequently, on November 26, 2018, BNetzA published Decisions III and IV establishing the conditions for frequency usage and auction rules on the above mention 2 GHz and 3.6 GHz bands (Auction Rules). The awarded rules include obligations for better coverage in both urban and rural areas, as well as along transport routes and, other conditions, such as the obligation to negotiate on national roaming and network sharing.
The above four decisions have been challenged in Court by Telefonica Deutschland Group. Nevertheless, Telefonica Deutschland Group submitted its application to the auction by January 25, 2019. The auction is scheduled to begin in the first quarter of 2019.
Local roaming
The government coalition is considering initiating a legislative process to introduce an enabling basis for local roaming in the near future, or the corresponding regulations in the current 5th TKG Amendment Act. BNetzA is to be authorized to order local roaming in locally limited areas with many coverage gaps on the basis of such authorization. This order is addressed to the mobile network operators who are in competition with each other. The legislative process is not expected to be completed before March 2019. Telefónica Deutschland Group does not believe that this legislative proposal requires any disproportionate intervention in the competitive mobile telephony market.
Overall mobile communications concept for 2019
In a resolution dated November 26, 2018, the BNetzA Advisory Council determined that it would like to develop an overall concept for the expansion of mobile communications networks in Germany by mid-2019 together with BNetzA, the German federal government, the Bundestag and the federal states. The aim of this concept is to develop a roadmap for the further development of mobile radio networks in rural areas. From the perspective of the Telefónica Deutschland Group, it is not expedient to develop such a concept without the participation of the market. The Telefónica Deutschland Group will therefore play an active role in the political process.
Market reviews
Mobile termination rates (MTR)
The MTR approved by BNetzA in its decision of March 6, 2017 were further reduced as planned from December 1, 2018 from 1.07 euro cents per minute to 0.95 euro cents per minute. This rate is effective until November 30, 2019. Approval procedures for the MTRs valid from December 1, 2019 will be conducted in 2019.
Fixed termination rates (FTR)
The FTR of 0.1 euro cents per minute expired at the end of December 2018. Telefónica Deutschland Group has submitted a new rate application to BNetzA for the subsequent period. The FTRs of Telekom Deutschland GmbH serve as a reference benchmark for all the other fixed line operators. BNetzA set a new rate of 0.08 euro cents per minute by a provisional retroactive decision on January 16, 2019 symmetrical for all regulated fixed network operators with a duration until December 30, 2020. The decision needs to be notified with the European Commission. A final decision is expected by mid-2019.
BNetzA consultation and market studies on fiber optic infrastructures
The studies by BNetzA in 2017 on “Issues in rates regulation for FttH/B-based wholesale products with a view to the development of fiber optic infrastructures capable of high performance” as well as on the need for regulation and the existence of significant market power on markets 3a (wholesale local access provided at a fixed location) and 3b (wholesale central access provided at a fixed location for mass-market products) continued in 2018. The key aspect of these studies were questions of regulatory support for an accelerated roll-out of fiber optic networks based on rates and whether FttH/B-based wholesale products will continue to be assigned to the nationwide connection market in which copper-based connections and cable-based connections can also be found. Initial decisions are expected to be made in the second quarter of 2019 at the earliest.
Introduction of a regulated wholesale product “Super Vectoring” by Telekom
In August 2018, Telekom Deutschland GmbH expanded its product offering as part of its regulated wholesale service “Bitstream Access” to include “Super Vectoring” connections. This will significantly increase the potential bandwidth of VDSL connections compared to today (from max. 100 Mbit/s to up to 250 Mbit/s). Super Vectoring is not available nationwide, but Telekom is continuously upgrading its network infrastructure. The prices offered by Telekom for Super Vectoring were reviewed by BNetzA and considered competitive. An improvement in Telefónica Deutschland Group’s competitive position in the fixed line market is expected due to “Super Vectoring” as competitiveness versus cable network operators and FTTB/H providers can be improved.
United Kingdom
General legislative framework
The EU Regulatory Framework was implemented in the United Kingdom by the Communications Act in 2003. The Office of Communications, or Ofcom, is designated as the NRA responsible for the regulation of electronic communications networks and services.
The main licenses and concessions held by Telefonica in the United Kingdom are listed at the end of this Appendix VI under the title “Main concessions and licenses held by the Telefónica Group”.
Wholesale price regulation
Following a market review, mobile termination rates for all mobile providers, including the four national mobile communications operators are subject to controls based on the pure long-run incremental cost ("pure LRIC") approach. The present mobile wholesale termination rate is 0.489 ppm. From April 1, 2019, it will be 0.479 ppm. Ofcom is forecasting a rate of 0.471 ppm from April 1, 2020 to March 31, 2021.
Spectrum
From 2017, Telefónica United Kingdom has to maintain its obligations in the 800 MHz spectrum license, to provide indoor coverage to 98% of the United Kingdom population (and 95% of the populations of each of England, Wales, Scotland and Northern Ireland) and in its 900/1800 MHz spectrum license, to provide voice and text services to 90% of the UK landmass.
In an auction ending in April 2018, Telefonica United Kingdom won 20 year licences for 40 MHz of 2.3 GHz spectrum and 40 MHz of 3.4 GHz spectrum.
Ofcom is planning to auction 700 MHz and 3.6 GHz spectrum in the first quarter of 2020.
Brazil
General legislative framework
The delivery of telecommunications services in Brazil is subject to regulation under the regulatory framework provided in the General Telecommunications Law enacted in July 1997. The National Agency for Telecommunications (Agência Nacional de Telecomunicações or ANATEL), is the principal regulatory authority for the Brazilian telecommunications sector.
Brazilian competition regulation is based on Law No. 12529 of November 30, 2011. The Administrative Council for Economic Defense, or CADE, is the agency in charge of enforcing the competition rules.
The antitrust law establishes a pre-merger notification regime for concentration transactions, with new turnover thresholds (one participant with gross revenue of 750 million Brazilian reals in Brazil and other participant with gross revenue of 75 million Brazilian reals in Brazil) and maximum time length for merger review procedure (240 days, extendable to 330 days).
On October 18, 2016, CADE issued the Resolution No 17, which changed the rules concerning the mandatory notification of the so called ‘associative agreements’. The new regulation tends to reduce notifications of associative agreements that do not raise antitrust concerns.
The main licenses and concessions held by Telefónica in Brazil are listed at the end of this Appendix VI under the title “Main concessions and licenses held by the Telefónica Group”.
Licenses
In Brazil, concessions are awarded for providing services under the public regime, while authorizations are granted for providing private regime services. The only service currently provided under both regimes is the Fixed Switched Telephony Service (STFC). All other services are provided under the private system only.
In the state of São Paulo, Telefônica Brasil provides local and national long-distance fixed switched telephony services (STFC) under the so-called public regime, through a concession agreement which is expected to remain in force until 2025. At December 31, 2018, estimated residual value of reversible assets was 8,622 million Brazilian reals (approximately 1,943 million euros under the exchange rate applicable on such date) (8,763 million Brazilian reals as of December 31, 2017, approximately 2,209 million euros under the exchange rate applicable to such date), which comprised switching and transmission equipment and public use terminals, external network equipment, energy, system and operational support equipment. In principle, the assets assigned to the provision of STFC were considered reversible assets, and thus, supposed to be reverted to the Federal Union at the end of the concession agreement.
In this sense, a bill amending the regulatory framework in Brazil is in process, establishing, among other things, that such assets would no longer be reversible under a new license regime in exchange for significant broadband investment commitments. The bill has been approved at both legislative houses, but it has been challenged before the Federal Supreme Court due an alleged procedure misstep. Outcome of this lawsuit is uncertain, although the Senate's board may overcome it sending the bill for voting in the Plenary. In the event that the bill is finally approved, ANATEL would be entitled to adopt the relevant administrative decisions for the amendment of the respective licenses with the consequent amendment of the future obligations imposed on STFC providers. At the present time, there is no certainty that the proposed change in the regulatory framework will be completed, or that it will be completed in fully satisfactory terms for Telefónica Brazil. Only after this bill or a similar law is adopted (enabling the exchange of reversion obligations for investment commitments), could ANATEL impose the investment obligations referred to above.
As of the date of this Annual Report, it is not possible to estimate the hypothetical investment obligations that ANATEL could impose on the concessionaires, including Telefónica Brazil, in exchange for eliminating their obligation to revert assets used for the provision of the STFC services.
In addition, the General Plan for Universalization of Fixed Switched Telephony Services (PGMU) was published on December 21, 2018 (Presidential Decree n. 9.619/2018).
The document ensures three new exemptions, namely: (i) the material decrease of the maintenance obligations of Public Use Terminals; (ii) the material reduction of the obligations to meet requests for installation of individual accesses within 7 days; and (iii) the extinction of the obligations to install and maintain Multifacilities Service Stations.
Furthermore, the decree imposes a new obligation (corresponding in terms of value, to the exemption of public use terminals - Item “i” above): implementation of "fixed wireless access systems with support for broadband connection" through the implementation of a base radio station in 310 pre-determined localities in the State of São Paulo.
In the remaining states of Brazil, Telefônica Brasil provides local, and long-distance and international STFC service, personal mobile service, and broadband multimedia communication services (which includes the provision of fixed broadband connections) and Pay TV services, all under the private regime.
Radiofrequencies authorizations, for its turn, are granted for a limited period of time (maximum of 20 years, renewable once). The most important radiofrequencies authorizations held by Telefônica Brasil are those associated with the exploitation of mobile services and are described in the licenses section.
In 2014, ANATEL auctioned radiofrequencies licenses in the 700 MHz frequency and Telefônica Brasil acquired the license to use one of the bands. According to the bidding notice, the successful bidders were required to incorporate an independent entity to manage the whole reframing process of the 700 MHz (currently, the band occupied by the free-to-air analog broadcasters). Successful bidders should also provide such entity with the financial and operational resources to provide equipment and support for the broadcasters and the final users (which, subject to certain conditions, will be entitled to receive Digital TV receivers). Federal regulation establishes a timeline to implement such reframing which is scheduled to be concluded by December 2018.
In September 2018, the Brazilian regulator, Anatel launched a first consultation to award spectrum in the 2.3 GHz TDD (time-division duplexing) band and spectrum in the 3.5 GHz TDD band. A consultation on the auction of the remaining spectrum in the 700 MHz band is expected to take place in the first half of 2019. Anatel’s 5G commission has also identified 1500 MHz which could be auctioned. An auction to award spectrum in any of these bands could take place in 2019 or 2020.
Interconnection, tariffs and prices
Interconnection among public networks is mandatory in Brazil. Generally, parties can freely negotiate the terms and conditions about technical points, economic discounts and rights/obligations, of the interconnection agreements. Interconnection rates for fixed network operators identified as operators with SMP (Resolution No. 588/2012) are defined by ANATEL; the interconnection rates for the use of mobile operators networks (Resolution No. 438/2006), may be agreed between the parties. However, if the parties fail to reach a consensus, particularly regarding charges to fixed operators (Resolution No. 576/2011), ANATEL imposes the rates to be used. The mobile termination market is based on the model of incremental costs and, pursuant to applicable laws, reductions of VU-M must be reflected in VC1 (retail price paid by users for local fixed-mobile calls) and VC2 and VC3 (retail price paid by users for national long distance fixed-mobile calls).
The Telefónica Group, including VIVO, has been identified as an operator with SMP in the following markets: (i) fixed network infrastructure access for data transmission in copper pairs or coaxial cables at speeds up to 12 Mbps in the region of São Paulo; (ii) wholesale fixed network infrastructure to transport local and long distance transmission at speeds up to 34 Mbps in the region of São Paulo; (iii) passive ducts and trenches infrastructure throughout Brazil; (iv) call termination on mobile network in Brazil; (v) national roaming market throughout Brazil.
ANATEL's Resolution no. 694/2018 in July 2018 changed the PGMC, which, besides others changes, recognized a new relevant wholesale market of high capacity data transport services with speeds higher than 34 Mbps, in which Telefónica is established as SMP throughout Brazil. There are pending administrative proceedings before ANATEL questioning the number of cities in which VIVO has been recognized as SMP.
In addition, operators without SMP are no longer entitled to charge fixed termination fees up to 20% higher than the highest fee adopted by fixed operators with SMP in the same region, since the publication of the Resolution no. 694/2018 in July 2018.
Further, ANATEL’s Resolution No. 694 of July 17, 2018, changed article 41 of the Appendix II of the General Plan of Competition Goals (PGMC), and established the “bill and keep” between SMP and the non-SMP operators as 50/50%, from February 24, 2018 for the next 4 years, when this might be revised by ANATEL. Accordingly, the VU-M values (in Brazilian reals) for 2019 applicable to Telefónica Brazil are the following: i) Region I: 0.01379; ii) Region 2: 0.01471; and iii) Region 3: 0.02517.
Regulation on Universal Service
Currently, only Fixed Switched Telephony Services are subject to universalization obligations. These obligations are established in the General Plan of Universalization Targets (Plano Geral de Metas de Universalização - PGMU) and can be reviewed every five years.
The PGMU containing targets for the period from 2011 to 2016 was approved by Decree 7,512/2011. Nevertheless, the plan, which should regulate the period from 2016 to 2020, was only published on December 21, 2018 (Presidential Decree No. 9,619/2018), after a long period of discussions between the public administration and the concessionaires.
The General Plan lessens the USO framework in three ways, namely: (i) there is a material decrease in the maintenance obligations with respect to Public Use Terminals; (ii) there is a material reduction of the obligations to meet requests for installation of individual accesses within seven days; and (iii) the extinction of the obligations to install and maintain Multifacilities Service Stations.
However, the General Plan imposes a new obligation with respect to "fixed wireless access systems with support for broadband connection" through the implementation of a base radio station in 310 pre-determined localities in the State of São Paulo.
Mexico
General regulatory framework
In Mexico, the provision of telecommunication services is governed by the Constitution and the Federal Telecommunication and Broadcasting Law (LFTy R), published on July 14, 2014, among others.
The Federal Telecommunications Institute (IFT) is the authority responsible for the regulation, promotion and supervision of the use, development and exploitation of radio spectrum, networks and the provision of broadcasting services and telecommunications, as well as the antitrust authority for broadcasting and telecommunications sectors. Furthermore, on August 26, 2015, a special division on Telecommunications affairs was established by the Consumers Affair Authority to monitor, coordinate, control, substantiate and resolve conciliation, arbitration and infringements, review, modification and grant the use of adhesion contracts in terms of Federal Consumer Act.
The IFT, as the Mexican national authority in communications and broadcasting sectors, declared in 2014 the “América Móvil Group” a preponderant operator in the telecommunications market, imposing it specific measures with asymmetric obligations in order to avoid damaging competition and free market participation. Within these measures are the imposition of a regulated framework interconnection agreement and a set of reference offers for: leasing of dedicated links, access and shared use of passive infrastructure in fixed and mobile networks, MVNOs, roaming and local loop unbundling. In this sense, on November 17, 2016, Telefónica México and América Móvil Group signed an agreement in order for America Móvil to provide the wholesale service of national roaming in the areas where Telefónica México currently has no coverage. This was done in light of the specific measures with asymmetric obligations imposed by the IFT to the Preponderant Economic Agent.
The Federal Law of Economic Competition published on May 23, 2014, its regulations and the Regulatory Provisions of the Federal Law of Economic Competition for telecommunications and broadcasting published by the IFT on January 12, 2015, constitute the applicable regulatory framework by the IFT in terms of economic competition for the broadcasting and telecommunications sectors.
Licenses
The main licenses and concessions to use spectrum are shown in the table at the end of this Annex.
Pegaso PCS, S.A. de C.V. (Pegaso PCS) has multiple licenses to use a public telecommunications network and to use spectrum for the provision of mobile and fixed local service nationwide, long distance and public telephony.
In August 2018, the IFT awarded Telefónica two blocks of 20MHz on the 2500-2690MHz band, which is considered technologically neutral. It will be used mainly to increase the capacity of existing LTE services. The rules and the procedure of the auction were challenged by a third-party operator and Telefónica has responded to the allegations.
The concessions in the 1900 MHz band expired in 2018 are on the renewal process. The IFT is expected to decide on the renewal of this concession during the first quarter of 2019. Telefónica may continue to use that spectrum while the IFT decision is pending.

Prices and tariffs
Tariffs charged to customers are not regulated. They are set by mobile operating companies and must be registered with the IFT, in order to be enforced.
Interconnection
On November 13, 2018, the IFT published the MTRs applicable to solve any conflicts regarding MTR during 2019. Such MTRs were set, for the Preponderant Economic Agent (Radiomóvil Dipsa, S.A. de CV- Telcel) at 0.028313 Pesos per minute, while for the non-preponderant ones they were set at 0.112623 Pesos per minute.These rates were calculated using the same method that was used in 2018 but adjusting the variables in the cost model. Both this decision and the one that established the MTRs applicable to 2018 were challenged by Telefónica.
On June 21, 2012, the Secretary-General of the International Center for Settlement of Investment Disputes (ICSID) declared admissible the international arbitration filed by Telefónica, S.A. against Mexican United States. Telefónica, S.A. filed a lawsuit on September 20, 2013, claiming damages incurred as a consequence of several decisions of different Mexican regulatory and administrative bodies in interconnections disputes regarding MTRs. Mexican United States replied on February 28, 2014. On June 26, 2014, Telefónica filed its response and on October 17, 2014 Mexico filed its rejoined (dúplica).
Considering that, on the one hand, Mexico had substantially modified its Constitution regarding telecommunications in June 2013, approving a Federal Telecommunications Law in August 2014 and that, on the other hand, Telefónica México, under this new regulatory framework, was reaching voluntary agreements with other operators to resolve interconnection disputes from previous years, Telefónica, S.A. and the Mexican state entered into negotiations for a joint and friendly withdrawal from international arbitration. This led to the suspension of the procedure on March 18, 2016. In January 2018, a joint dismissal was presented by both parties before the arbitration tribunal, requesting the tribunal to finalize the arbitration. Such finalization will be agreed in the following weeks.
Foreign ownership/restrictions on transfer of ownership
Since the amendments to the Constitution published in June 2013 foreign investment (FDI) up to one hundred percent in telecommunications is allowed.
Chile
General regulatory framework
The General Telecommunications Law No. 18168 of 1982, as amended, establishes the legal framework for the provision of telecommunications services in Chile. The main regulatory authority in Chile is SUBTEL (the Under-Secretary of Telecommunications). On February 13, 2014, the Regulation on Telecommunications Services was published and came into force on June 14, 2014, regulating a number of new services as Internet, Pay TV, etc.
In May 2014, law No. 20750 allowing the introduction of DTT was published in the Official Journal. It set an extensible deadline of 5 years for the blackout analog. It also set forth that the concessions of free-to-air broadcasting could be nationwide, regional, local and with European coverage. It also set forth the mandatory application of “Granted Retransmission” when two requirements are met: (i) digital coverage for at least 85% of the total population in the service area and (ii) the “must carry” of, at less four regional channels (as long as it is technologically feasible and the service area remains unaltered) is fulfilled. It also established that football matches of Chilean national soccer team would be broadcasted by free-to-air channels. On April 15, 2015, SUBTEL published in the Official Journal the Digital Broadcasting TV Plan.
The principal regulation concerning competition in Chile is Decree No. 211 of 1973, whose current text was established in Law Decree No. 1 of 2005 (Ministerio of Economía, Fomento y Reconstrucción). The Competition Court deals with infringements of competition law. This Law Nº 20.945 was published on August 30, 2016. The law increases the administrative fines up to 30% of the sales relating to the product line or services associated with the infringement during the period in which the alleged infringement took place, or up to the double of the economic profit reached by the infringement.
Other relevant laws that have an impact on the operation are Law No. 20,808, published in the Official Gazette on January 28, 2015, which protects the free choice of users in cable, Internet or telephony services, and Law No. 21,046 that establishes the obligation of a guaranteed minimum speed of Internet access, published in the Official Gazette of November 25, 2017.
Licenses
The main licenses and concessions to use spectrum are shown in the table at the end of this Annex.
Additionally, Telefónica Chile has been granted licenses of public local phone services, Voice Over Internet Protocol services, concessions of long distance and concessions to install and exploit the national fiber optic network and mobile satellite. 2.6 GHz and 700 MHz concessions established an obligation for Telefonica Móviles Chile to provide a wholesale service to MVNOs, for what the latter had to published a completely Facilities Offer (including prices), available in non-discriminatory terms.
In September 2015, Decree No. 71/2015 of the Ministry of Transport and Telecommunications was published in the Official Journal, which granted to Telefonica Móviles Chile a service concession for transmitting data on the 713-748 MHz and 768-803 MHz frequency bands. A frequency block at the national level of 2x10 MHz was also awarded to the company through an auction procedure. The deadline to start providing the services contained in the commercial project expired on September 14, 2017, and for locations, routes and compulsory schools (remunerations) expired on March 14, 2017. Due to causes of force majeure, certain areas and mandatory routes were authorized to start services on October 30, 2017. Both the commercial project and the considerations received were accepted by the regulator within the committed deadlines.
Telefónica Móviles Chile, S.A. and other two telecommunications operators were awarded spectrum in the 700 MHz band in March 2014, with Telefónica Móviles Chile being awarded 2x10 MHz. While services are being provided on such spectrum, a consumer organization filed a claim before the Tribunal for the Defense of Free Competition (the "TDFC") against Telefónica Móviles Chile, S.A. and the other two operators, regarding the allocation of spectrum in the 700 MHz band and challenging the outcome of the spectrum allocation. The TDFC rejected this claim on consecutive occasions but, on 25 June 2018, the Supreme Court issued a final judgment stating that the assignment of spectrum in the 700 MHz band to the mobile operators constituted anticompetitive behavior as it awarded spectrum blocks without respecting the 60 MHz spectrum cap set by the Supreme Court in a ruling from 2009.
The Supreme Court ruled that the incumbent operators have to relinquish the same amount of spectrum that they acquired in the 700 MHz band auction. However, the ruling of the Supreme Court allows the operators to choose the band from which the spectrum that exceeds the fixed cap (60 MHz) is to be relinquished and no deadline has been set to complete such relinquishment. As of the date of this Annual Report, Telefónica Móviles Chile, S.A has not relinquished any of the required spectrum, since the procedure is temporally suspended due to resolution issued by Constitutional Court on January 29, 2019.
The Supreme Court ruling also states that if the sector-specific authority ("Subtel") considers it necessary to review the maximum spectrum cap, it should put in place a consultation process before the TDFC. Subtel must otherwise initiate the necessary procedures to adapt the set cap to the fixed parameters of 60 MHz for each participating operator in the aforementioned radio spectrum. On October 3, 2018, Subtel sumbitted its proposal on the review of the maximum spectrum cap to the TDFC.
Additionally, Subtel submitted he TDFC a proposal of “complementary conditions” with a general scope which would be applicable to all bands, as well as another proposal of “special conditions” to be considered in future auctions. The TDFC set a deadline of December 28, 2018 for interested parties to provide their comments. The process initiated by the TDFC is expected to last several months.
In addition, the Supreme Court rejected the appeal filed by Telefónica Móviles Chile, S.A. against the resolution of the TDFC that ordered immediate compliance with the spectrum relinquishment obligations, without waiting for the result of the spectrum cap consultation.However, on January 29, 2019, the Constitutional Court temporarily suspended the obligation to immediately comply with such spectrum relinquishment obligations until the remedy of inapplicability that has been filed by Telefónica is resolved.

Additionally, regarding the 3.5 GHz band, Subtel issued a decision on June 21, 2018 regarding the 3.4-3.8 GHz spectrum band, which, among other things, has suspended the granting of authorizations, the modification of concessions and the reception of network roll-outs in connection with this spectrum band. Its purpose is to carry out an in-depth study on the efficiency of the usage of this band for 5G and with the purpose of ensuring the efficient usage of this band in light of international best practices and the need for efficient spectrum management. The decision had a limited impact on Telefónica's operations as Telefónica Chile, S.A. only has 50 MHz of spectrum assigned in that band in Regions XI and XII (representing less than 2% of the population) and that spectrum is currently not in use. On October 3, 2018, Subtel modified the above mentioned resolution and resolved to release part of this spectrum to enable operators to provide wireless fixed services. Of the 50 MHz awarded to Telefónica Chile, S.A., 30 MHz were lifted and may only be used for mobile services, which is a required change for 5G provision, once future auctions on 3400-3800 MHz range are firmly awarded. The remainder of the spectrum may not currently be used for any service.

On November 20, 2018, Telefónica Chile, S.A. requested the TDFC to initiate a consultation process to determine whether the decision of Subtel regarding 3.5 GHz band violates competition law. The deadline for third parties to provide background information expired on February 18, 2019.
Prices and tariffs
Public telecommunication services prices and prices for intermediate telecommunication services are freely established by operators, unless there is an express resolution by Chile's Competition Court on existing conditions in the market confirming that there is not enough competition. Additionally, maximum prices for interconnection services (access charges for network use, mainly) are subject to tariff regulation for all operators, being set by stipulated procedures.
The Ministries set maximum tariffs under efficient operator model basis.
Maximum tariffs for telephony services are set every five years jointly by the Ministry of Transport and Telecommunications and the Ministry of Economy.
Interconnection
Interconnection is obligatory for all license holders with the same type of public telecommunications services and between telephony public services and intermediate services that provide international long distance services. Every five years, SUBTEL sets the applicable tariffs for services provided through the interconnected networks.
A Tariff Decree regarding fixed termination rate was adopted for the 2014-2019 period. The new tariff came into force on May 8, 2014, and it applied a reduction of 37% from the one demanded the previous period.
Regarding mobile termination rates, on February 5, 2019, Subtel notified TMCH a new proposal on tariff decree, which will be applicable for the next 5 years, The average tariff which will apply until 2024 was 1.8 CLP per minute (0.0024 euros , without VAT, based on the exchange rate as of February 6, 2019, to be charged on a per second basis). The validity of the new tariff decree starts on January 26, 2019. New tariffs on fixed operations will come into force in May 2019.

Argentina
General regulatory framework
The basic legal framework for the provision of telecommunications services in Argentina is set forth in the Law “Argentina Digital” No. 27078 issued on January 7, 2015. This legal framework declared of public interest the development and regulation of information technology, communications and its associated resources (TIC´s). Thus, this law became the specific regulatory regime for the free market, including rules on interconnection, universal service and radio spectrum, and setting out the principles of network neutrality and giving to the technological, informational and communicational companies the possibility of providing broadcasting services (except satellite infrastructure), and setting a single license system.
Additionally, the Government approved the Decree No. 267/2015, published in the Official Gazette on January 4, 2016, which amended the Argentina Digital Act creating the National Communication Agency (ENACOM), which is the continuation of the Federal Authority for ICTs (Autoridad Federal de Tecnologías de la Información y las Comunicaciones). Additionally, the Decree No. 1340/2016, which was published on January 2, 2017 instructed the Ente Nacional de Comunicaciones to issue new regulations during 2017 which would ensure the allocation of new frequency bands for provision of wireless or fixed wireless services and would enable the reassignment of frequencies previously granted to other providers. Furthermore, it confirmed the authorization to Telefónica de Argentina and Telefónica Móviles Argentina to provide broadcasting services by subscription from January 1, 2018 in the cities of Buenos Aires, Córdoba y Rosario, while a mechanism is established for the rest of the country based on the protection of small and medium-size providers and cooperatives. Finally, some standards were set forth in the law for the establishment of the Interconnection Regulation, such as the asymmetric rates regime and the automatic roaming service.
Furthermore, “Law on Defense of Competition” No. 27442 prohibits any acts or behaviors contrary to such law and establishes an authority of competition that is pending to be constituted In the meantime, the Secretary of Commerce continues to act, assisted by the National Commission for the Defense of Competition created by Law No. 22262.
Licenses
The main licenses and concessions to use spectrum are shown in the table at the end of this Annex.
Additionally, Telefónica de Argentina has licenses for an indefinite period of time for the provision of communications services; local telephone services; long-distance national and international, telex, international communication and data transfer services; national and international value-added services, and other telecommunication services provided by the different license agreements entered into with the National State, and administrative acts entered into with the National State.
Since the promulgation of the “Argentina Digital” legal framework No. 27078, the licenses system became a license-only system, without prejudice to the corresponding inscription of each service in the terms that the Authority of Application determines, and has national scope. For this purpose, the legal framework contained transitional provisions under which licenses outstanding at the time of the promulgation of that Act that were called “Single Telecommunication Service License” would be considered under the new regime as “Single Argentina Digital License” with the same content, scope and effects.
Otherwise, Argentina Digital Act No. 27078 ruled that the telecommunication licensees may require a license to provide subscription television services, except those provided through a satellite link. Nevertheless, from the promulgation of the Decree No. 267/2015, amending the aforementioned Act, some telecommunication licensees, including Telefónica de Argentina, S.A. and Telefónica Móviles Argentina, S.A., may provide broadcasting services by subscription since January 1, 2018 in certain areas and will be able to progressively extend to others.
On January 21, 2019, the government issued a decree (Decreto de Necesidad y Urgencia) that contemplates the possibility of auctioning the spectrum previously reserved for ARSAT (a public company). The spectrum that was reserved for ARSAT includes 20 MHz in the 700 MHz band (national), 50 MHz in the AWS band (national) and 20 MHz in the 1900 MHz band (regional).
Prices and tariffs
Additionally, the “Argentina Digital” legal framework establishes that providers of TIC´s services may freely set rates and/or prices for their service which shall be reasonable and fair, covering all the operation costs and a consequent reasonable profit margin. The Law also declares that the basic telephone service maintains the condition of “public service”.
Interconnection
The National Entity of Communications (ENACOM) has the power to control prices and tariffs, and also to set them in order to the general costs or other compensation mechanism.
The Ministry of Modernization issued resolution 286/2018 establishing a new interconnection regulation. Based on this, ENACOM set a local termination rate in the Fixed Telephony Service's networks equivalent to US $ 0.0045 per minute, for the local transit service a rate equivalent 0.0010 dollars per minute and for the service of long distance transport a rate equivalent to 0.0027 dollars per minute. A rate of 0.0108 dollars per minute applies to termination services in mobile networks
Colombia
General regulatory framework
In Colombia, telecommunications are a public service subject to state regulation and oversight. Law 1341/2009 (Technologies of Information and Communications Law) reformed the legal framework, establishing the general regime for information and communication technologies. Under this law, providers of network and telecommunications services in Colombia must register with the Information and Communication Technologies Minister. In addition, operators must obtain a concession from the National Television Authority (previously a Commission) in order to provide television services. The Colombian telecommunications regulator is the Comisión de Regulación de Comunicaciones or CRC, and the authority in charge of the spectrum is the Agencia Nacional del Espectro or ANE.
The Colombian competition law is included in Law No. 155/1959, Decree No. 2153/1992 and Law No. 1340/2009 on restrictive trade practices. The Superintendent of Industry and Commerce is the Colombian competition authority.
Licenses
The main licenses and concessions to use spectrum are shown in the table at the end of this Annex.
Additionally, Colombia Telecomunicaciones, S.A. ESP (ColTel) adopted on November 8, 2011 the general entitled regime of approval established in law No. 1341/2009, which allows ColTel to continue providing network and communications services, like added-value services, carrier national services and mobile services, amongst others. In addition, ColTel holds a concession in order to provide satellite TV (DBS) or Direct Home TV (DTH), which was renewed on February 22, 2017.
The Ministry of Information Technologies and Communications (ITC) issued resolution 597 on March 27, 2014 to renew 850 MHz/1900 MHz band licenses for ten additional years. Under the scope of such resolution, ColTel (67.5% of which is owned, directly and indirectly, by Telefónica and 32.5% of which is owned by the government of the Colombian Nation) renewed its license to exploit such radioelectric spectrum to provide telecommunication services.
The concession agreements from 1994, which were renewed in 2004 and under which the mobile telephone services were provided until November 28, 2013, contained a reversion clause for the underlying assets. Law 422 of 1998 and Law 1341 of 2009 clarified that upon expiration of a concession agreement for telecommunication services, only the spectrum reverts to the State. That was the understanding under which all the operators, including the authorities, were operating between 1998 and 2013. In 2013, however, when analyzing an appeal on the constitutionality of said laws, the Constitutional Court confirmed the constitutionality of the laws but clarified that it could not be concluded that those laws modified with retroactive effect the reversion clause of the concession agreements of 1994. On February 16, 2016, the ITC started an arbitration proceeding in accordance with the terms of the relevant concession agreement of 1994, in order to clarify the validity and scope of such reversion clause. On July 1, 2016, the co-defendant concession holders (including ColTel) filed a response to the claim prompted by the ITC. The arbitration award was rendered on July 25, 2017 and was not favorable for ColTel and its co-defendants.
The arbitration tribunal ordered ColTel to pay 1,651,012 million Colombian Pesos, after finding on August 4, 2017 that an arithmetic error led to a minor amendment decreasing the amount contained in the original award from July 25, 2017. On August 29, 2017, the shareholders' meeting of ColTel approved a capital increase in a total amount of 1,651,012 million Colombian pesos, 470 million euros at the exchange rate as of such date, to pay the amount imposed by the arbitration award. The Telefónica Group and the Colombian government subscribed the capital increase pro rata to their respective shareholding in ColTel. Telefónica's decision to participate in the capital increase does not constitute, and should not be understood as, an acceptance of the arbitration award. Telefónica reserves all of its legal rights and the exercise by Telefónica or ColTel of any applicable legal action, national or international. Both ColTel and Telefónica have started legal actions. On August 18, 2017, ColTel filed an appeal to challenge the arbitration award at Colombia's highest court of administrative litigation (Consejo de Estado). This appeal was dismissed by resolution of May 24, 2018. In addition, on December 18, 2017, ColTel also filed a constitutional action “acción de tutela” seeking to protect its constitutional rights jeopardized by the arbitration award. On March 15, 2018, the constitutional action was denied and ColTel filed an appeal against this ruling on April 18, 2018, which was dismissed on May 24, 2018. On November 27, 2018, a recusal motion was filed at the Constitutional Court, which is pending for resolution.
On the other hand, pursuant to the relevant bilateral treaty, Telefónica notified Colombia of its intention to file an International Center for Settlement of Investment Disputes (ICSID) claim after the expiration of the 90-day notice period. After the expiration of such deadline, on February 1, 2018, Telefónica submitted the arbitration request to the ICSID. Telefónica submitted the arbitration request to the ICSID and, on February 20, 2018, the General Secretary of ICSID registered the request for the institution of arbitration proceedings. The request for arbitration is ongoing and the arbitral tribunal is in the process of being appointed.
Regarding use of spectrum, the consultation processes launched in 2017 and early 2018 on the conditions of 700MHz spectrum auction were suspended following the change of government that took place in August 2018. The new government announced the submission of a draft bill on information and communications technologies, including an extension to the duration of the licenses for the use of the spectrum. This might have an impact on the timing of the auction. This initiative will be debated in the first quarter of 2019.
Interconnection
Mobile and fixed operators in Colombia have the right to interconnect to other operators’ networks. Before the intervention of regulatory authorities, operators must attempt direct negotiations. Interconnection must assure compliance with the objectives of non-discriminatory treatment, transparency, prices based on costs plus a reasonable profit and promotion of competition.
In February 2017, the Comisión de Regulación de Comunicaciones (CRC) published resolution 5108 establishing, starting in 2017, symmetric reductions of 11.4 COP per minute and 4.3 million COP per monthly capacity to the termination rates for established operators and asymmetric termination rates of 24.58 COP per minute and 9.8 million COP per monthly capacity for new entrant operators in a five-year period. The CRC also adopted measures to promote the entry of MVNOs, including the regulation of prices for the access to the mobile networks.
In December 2018, the regulator (Comisión de Regulación de Comunicaciones) published two consultations. The first initiative would reduce the FTRs from 0.01 to 0.003 USD in 2019, which would be beneficial to ColTel as it is a net payer of FTRs. As of 2020, FTRs between fixed networks would be completely eliminated. The second initiative on one hand, seeks to substitute the national roaming charges n incoming calls for operators using National Roaming, for mobile termination rate, which would negatively impact the revenues of ColTel. In the other hand, modifies the formula that defines the regulated rate for network provision for MVNO, from the minimum ARPU reported to the average ARPU from the past four quarters.

Value/year/ COP$	2018
MTRs
Charge per minute	10.99
% Reduction	42.2%
Capacity Charge	4,273,389.92
% Reduction	43.9%
FTRs
Charge per minute (average)	40.62
Capacity Charge (average)	11,101,266.7

Prices and tariffs
The Technologies of Information and Communications Law provides for a free pricing system for communication services, unless there are market failures or quality problems. From 2016 retail tariffs for fix to mobile calls are no longer regulated except for TIGO (one of the commercial names under which Colombia Movil operates) which still holds concession for the provision of personal communication services (PCS´s).
Television services

The Colombian national Television V authority (Autoridad Nacional de Televisión or ANTV) published the payment regime applicable to subscription television operators for providing their services, which has been in force since November 1, 2017. This regime sets forth variable tariffs based on income or fixed tariffs per user (whichever is higher), based on the population of each municipality and aiming at reducing the current level of fees.

Fee	Population	2017-2018		2019->
Variable tariffs	>100,000	1.0%	$ 340	0.8%	$ 272
	<100,000	0.4%	$ 88	0.3%	$ 66
Compensation	>100,000	4.9%	$ 1,666	4.3%	$ 1,462
	<100,000	1.0%	$ 220	0.5%	$ 110

Fixed tariffs	$11,462,644
On January 14, 2019, the ANTV published draft specifications of the allocation process that allows the satellite TV operators, such as Telefónica, to provide TV services supported in other technologies, such as IPTV or Cable.

According to the schedule set by ANTV, on February 11, 2019, will be published the definitive conditions of the allocation process, offers will be received until March 11, 2019 and the allocation hearing will take place on April 9, 2019.

Peru
General regulatory framework
The provision of telecommunications services in Peru is governed by the Telecommunications Law and related regulations. In July 2012, the Peruvian Congress approved the Law of Promotion of the Broad Band and Construction of the National Fiber Optic Backbone, Law No. 29904. This Law declared both (i) the construction of a National Fiber Optic Backbone available to the government to make possible the connectivity by the broad band; and (ii) the access and use of the infrastructure associated with the public services of energy and hydrocarbon to facilitate the display of the telecommunication network for the provision of the broad band of public necessity. In addition, Law No. 29904 implied that operators of electric, transport and hydrocarbon infrastructure projects would have to install fiber optic that would be available to the government and given in concession to telecommunication operators. Also, this law established that a percentage of the capacity of the National Fiber Optic Backbone would be reserved to the government to satisfy its necessities. Additionally, this Law incorporated the obligation of the Internet services providers to comply with the Net Neutrality regulations. In this sense, the NRA, the Organismo Supervisor de las Telecomunicaciones (OSIPTEL), adopted regulations aimed at providing clear guidelines on the implementation of the net neutrality regime adopted in Peru in 2012 that are in force since January 1, 2017.
Law No. 30083 was approved in September 2013, which seeks to strengthen competition in the public mobile market service by introducing MVNOs and mobile rural infrastructure operators (MRIO). Regulations developing the Act were published in August 2015.
The general competition framework in Peru is based on the Legislative Decree No. 1034. This Law it is applied, in the telecommunication sector, by OSIPTEL.
Licenses
The main licenses and concessions to use spectrum are shown in the table at the end of this Annex.
In October 2018, The Ministry of Transport and Communications approved a new regulation for the reorganization of frequency bands, known as "refarming". This could result in a spectrum award process in 2019 or 2020.
Additionally, Telefónica del Perú, S.A.A. provides nationwide fixed electronic communications services pursuant to two concession agreements issued by the Transports and Communications Ministry on May 16, 1994. Both agreements had a 20 years term, subject to partial renewals for additional periods of five years up to a maximum of 20 years. To date, three partial renewals have been approved and, consequently, the concession agreements have been extended until November 27, 2027. In December 2013, Telefónica del Perú, S.A.A. submitted to the Transport and Communications Ministry an application to renew its concessions to provide nationwide fixed telecommunications services for five additional years. On November 26, 2018, the Ministry of Transportation and Communications notified the resolution that declared the denial of the renewal of such concessions. Telefónica presented an appeal for reconsideration. On February 5, 2019 the Ministry dismissed the mentioned appeal and Telefónica is considering to challenge the decision. In December 2014, June 2016 and May 2017, Telefónica filed renewal requests for an additional twenty years in relation to a concession for the provision of local carrier services, to one of the concessions to provide mobile services in certain provinces, and to one concession to provide fixed-line services, respectively.
The cable distribution broadcasting service concessions were renewed in May 2016 until March 2032 and 2033, respectively.
In April 2016, Telefónica filed a renewal request in relation to the 1,900 MHz frequency spectrum for the Provincias (all of Peru except for Lima and Callao), which license expired in 2018. As of the date of this Annual Report, the decision of the Ministry of Transport and Communications in these proceedings is still pending and, according to the legislation, the underlying concessions remain in force as long as the proceedings are pending
Prices and tariffs
Tariffs for fixed telephony services must be approved by OSIPTEL in accordance with a price cap formula based on a productivity factor. Rates charged by mobile providers to their customers have been subject to a free tariff regime supervised by OSIPTEL. Tariffs must be reported to OSIPTEL prior to implementation. On May 19, 2016, OSIPTEL adjusted the tariff maximum rate applicable to local calls made from Telefónica del Perú S.A.A.’s fixed telephones to mobile networks in PEN 0.0017 per second without IGV. This new rate is in force since May 21, 2016.
Interconnection
OSIPTEL started in November 2016 the process to amend the maximum MTRs. On December 21, 2018, the regulator, OSIPTEL, published the new MTRs. The new MTRs applicable to all operators of mobile public services was fixed at $ 0.00302 per minute rated at the second, which entails a 54% decrease from the previous rate ($ 0.00661 per minute rated at the second). The new rates have been in effect since January 1, 2019 and will remain in effect until a new MTR value is defined by the regulator.

Main concessions and licenses held by the Telefónica Group
The following tables list the concessions and licenses as at December 31, 2018 to use spectrum for mobile services and selected other applications in each country.

EUROPE	Frequency		Bandwidth (MHz)		Year of Exp. Date
Spain	800	MHz	20		2031
	900	MHz	29.6		2030
	1800	MHz	40		2030
	1900	MHz	5		2020	(1)
	2100	MHz	29.6		2020	(1)
	2600	MHz	40		2030
	2600	MHz	20	(2)	2030
	2600	Mhz	10	(3)	2030
	3.5	GHz	40		2020	(1)
	3.7	GHz	50		2038
United Kingdom	800	MHz	20		Indefinite	(4)
	900	MHz	34.8		Indefinite
	1800	MHz	11.6		Indefinite
	1900	MHz	5		Indefinite
	2100	MHz	20		Indefinite
	2300	MHz	40		Indefinite	(4)
	3.5	GHz	40		Indefinite	(4)
Germany	700	MHz	20		2033
	800	MHz	20		2025
	900	MHz	20		2033
	1800	MHz	20		2033
	1800	MHz	20		2025
	1900	MHz	5		2025
	1900	MHz	5		2020
	2000	MHz	14.2		2025
	2100	MHz	39.6		2020	(5)
	2100	MHz	29.7		2025	(5)
	2600	MHz	60		2025
	2600	MHz	20		2025
	3.5	GHz	42		2021	(5)
(1) Additional 10 years license extension until 2030.
(2) Regional licenses in Madrid and Melilla.
(3) National license excluding Madrid and Melilla
(4) In its initial term of 20 years, will be renewed automatically after it (indefinite licenses)
(5) 2100MHz and 3.5GHz bands will be auctioned in 2019.

BRAZIL (9)	Frequency		Bandwidth (MHz)		Year of Exp. Date
	450	MHz	14	(1)	2027
	700	MHz	20		2029
	850	MHz	25	(2)	2020-2028	(3)
	900	MHz	5	(4)	2020-2023	(5)
	1800	MHz	20-50	(6)	2020-2023	(5)
	2100	MHz	30		2023
	2500	MHz	40	(7)	2027-2031	(8)
(1) SP State (towns with CN 13 to 19), MG and North East (AL, CE, PB, PE, PI, RN e SE).
(2) Except regions 2', 4', 6', 7' and 10.
(3) Regional licenses: expiration and renewal dates are dependent on the region. The license in Rio de Janeiro is due to expire in 2020.
(4) Only in regions 3, 4, 4', 5, 6, 7, 8 and 9. Not in regions 1, 2, 2', 5', 6', 7' and 10.
(5) Regional licenses: expiration and renewal dates are dependent on the region. The license in MG Interior is the first to reach its renewal date in 2020.
(6) 20MHz in regions 1,2`,3,3`,4,5,6,7 and 9, 25MHz in regions 2 and 8, 30MHz in regions 4` and 5`, 45MHz in region 7` and 50 MHz in regions 6`, 7`` and 10
(7) 40MHz in all regions of Brazil and additional 20MHz in the cities of São Paulo, Rio de Janeiro, Florianópolis, Porto Alegre, Caxias do Sul, Palmas e Dourados
(8) Spectrum acquired in 2012 will expire in 2027, and spectrum acquired in 2015 will expire in 2031.
(9) Regional codes are included in Annex 1.

HISPANOAMÉRICA	Frequency		Bandwidth (MHz)	Year of Exp. Date
Argentina	700	MHz	20	2033
	850	MHz (AMBA)	30	Indefinite
	850	MHz (Sur)	25	Indefinite
	1900	MHz (AMBA)	20	Indefinite
	1900	MHz (Norte)	50	Indefinite
	1900	MHz (Sur)	25	Indefinite
	1700	MHz/2100 MHz	20	2033
	2600	MHz	30	2035	(1)
	3.5	GHz	50	Indefinite	(2)
Chile	700	MHz	20	2045	(3)
	850	MHz	25	Indefinite
	1900	MHz	30	2032/2033	(4)
	2600	MHz	40	2043
	2600	MHz	12	2038	(5)
	3.5	GHz	50	2037	(3) ; (6)
Colombia	850	MHz	25	2024
	1700	MHz/2100 MHz	30	2023
	1900	MHz	15	2024
	1900	MHz	15	2021
Ecuador	850	MHz	25	2023
	1,900	MHz	60	2023
Mexico(7)	850	MHz (Reg. 1, 2, 3, 4)	20	2025
	850	MHz (Monterrey and surroundings)	1.92	2025
	1900	MHz (Reg. 1)	40	2018/2030	(8)
	1900	MHz (Reg. 2)	50	2018/2030	(9)
	1900	MHz (Reg. 3 and 7)	60	2018/2025/2030	(10)
	1900	MHz (Reg. 4)	50	2018/2030	(11)
	1900	MHz (Reg. 5)	50	2018/2025/2030	(12)
	1900	MHz (Reg. 6)	60	2018/2030	(13)
	1900	MHz (Reg.8 - Guerrero, Oaxaca, Puebla,Tiaxcala and Veracruz)	60	2018/2030	(14)
	1900	MHz (Reg. 9 – México D.F.)	70	2018/2025/2030	(15)
	2600	MHz (National)	40	2038
Peru	450	MHz	10	2028	(16)
	700	MHz	30	2036
	850	MHz	25	2030	(17)
	900	MHz (Lima and Callao)	10	2028
	900	MHz (Rest of provinces)	16	2028	(18)
	1700	MHz/2100 MHz	40	2033
	1900	MHz (Lima and Callao)	25	2030
	1900	MHz (Rest of provinces)	25	2018	(19)
	3.5	GHz	50	2027	(16)
Uruguay	700	MHz	30	2037
	850	MHz	25	2024
	1900	MHz	20	2022/2024	(20)
	1900	MHz	40	2033
Venezuela	850	MHz	25	2022
	1900	MHz	50	2022
	1700	MHz/2100 MHz	20	2022
	2600	MHz	40	2029
	3.5	GHz	50	2026	(16)
Costa Rica	850	MHz	10.6	2026
	1800	MHz	30	2026
	1800	MHz	20	2032

	2100	MHz	20	2026
	2100	MHz	20	2032
El Salvador	850	MHz	25	2038
	1900	MHz	30	2021	(21)
Guatemala	1900	MHz	80	2034
Nicaragua	700	MHz	40	2023
	850	MHz	25	2023
	1900	MHz	60	2023
	1700	MHz/2100 MHz	40	2023
Panama	700	MHz	20	2036
	850	MHz	25	2036	(22)
	1900	MHz	20	2036	-22
(1) License covering 65% of the population. Spectrum still being cleaned and assigned in certain regions.
(2) Local licenses.. Restricted to Fixed services.
(3) For more details on current 700 MHz and 3.5 GHz holdings situation, please refer to the Risk Factors Section.
(4) 20 MHz expires in November 2032; 10 MHz in April 2033.
(5) License in Santiago de Chile Metropolitan Region.
(6) License in Aysén and Punta Arenas Regions.
(7) Regional codes are included in Annex 2.
(8) 30 MHz expires in 2018, started the renewal process and an outcome is expected on 2Q 2019; 10 MHz in 2030.
(9) 30 MHz expires in 2018, started the renewal process and an outcome is expected on 2Q 2019; 20 MHz in 2030.
(10) 10 MHz expires in 2018, started the renewal process and an outcome is expected on 2Q 2019; 20 MHz expires in 2025; 30 MHz expires in 2030.
(11) 40 MHz expires in 2018, started the renewal process and an outcome is expected on 2Q 2019; 10 MHz in 2030.
(12) 10 MHz expires in 2018, started the renewal process and an outcome is expected on 2Q 2019; 20 MHz expires in 2025; 20 MHz expires in 2030.
(13) 30 MHz expires in 2018, started the renewal process and an outcome is expected on 2Q 2019; 30 MHz expires in 2030.
(14) 30 MHz expires in 2018, started the renewal process and an outcome is expected on 2Q 2019; 30 MHz expires in 2030.
(15) 30 MHz expires in 2018, started the renewal process and an outcome is expected on 2Q 2019; 10 MHz expires in 2025; 30 MHz expires in 2030.
(16) Restricted to Fixed services.
(17) Provinces of Lima and Callao: expiration date of March 2030; rest of provinces in December 2030.
(18) Used in rural areas.
(19) Under review. Extension requested on May 30, 2016. According to the law, the license maintains its validity until the Ministry of Transport and Communications decides.
(20) 10 MHz expires in 2022; 10 MHz in 2024.
(21) Started the process to extend the license period.
(22) Renewal agreement reached in February 2014.

Besides the spectrum assets included in the above tables, Telefónica owns other assets of spectrum used for other services in higher frequency ranges (above 6 GHz), including access transport.